Exhibit 2(d)(3)

CUSIP 592834 10 5

COMMON	COMMON
SHARES	SHARES

NUMBER

C -	SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
THE MEXICO EQUITY AND INCOME FUND, INC.
     This Certifies that
     is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $0.001 EACH OF
THE MEXICO EQUITY AND INCOME FUND, INC.
(hereinafter called the “Corporation”) transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar or its designated Agent. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.
In Witness Whereof, the Corporation has caused the facsimile signature of its duly authorized officers and its facsimile seal to be affixed hereto.
     Dated:

THE MEXICO EQUITY AND INCOME FUND, INC.
CORPORATE

CHAIRMAN OF THE BOARD	SEAL	SECRETARY
1990
MARYLAND

A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF ANY SERIES OF CAPITAL STOCK WILL BE FURNISHED TO ANY SHAREHOLDER WITHOUT CHARGE UPON REQUEST TO THE SECRETARY Of THE CORPORATION AT THE CORPORATION’S PRINCIPAL OFFICE.
      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors Act

(State)

Additional Abbreviations may also be used though not in the above list.
      For value received,                                                                 hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address, including zip code, of assignee

                                                                                      Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                      Attorney to transfer the said stock on the books of the within-named Corporation will full power of substitution in the premises.

Dated

Signature(s)

Signature(s) Guaranteed By:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.